SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  October 26, 2000
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
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(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:      (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 9.  Regulation FD Disclosure

This amendment serves to update the Current Report on Form 8-K dated October 20, 2000 as filed with the Securities and Exchange Commission on October 20, 2000. In the presentation materials included in the Current Report on Form 8-K dated October 20, 2000, slide # 24 "Noninterest Expense", due to a mathematical error, the 6% growth assumption for noninterest expenses should have been $4.9 million, instead of the $1.9 million as included in the slide, and the expected third quarter 2000 noninterest expenses should have been $87.9 million, instead of the $84.9 million as included in the slide.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date:  October 26, 2000                              By: /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer